UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	July 8, 2008

THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)
(414) 905-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On July 8, 2008, based on the recommendation of the Compensation Committee of the Board of Directors of The Marcus Corporation (the “Company”), the Board of Directors of the Company adopted amendments to (i) the Company’s 2004 Equity Incentive Plan (the “Plan”); (ii) the related employee and non-employee director stock option grant agreements evidencing currently outstanding stock options issued under the Plan (“Existing Option Agreements”); and (iii) the form of employee and non-employee director stock option agreements to be used to evidence future stock option grants under the Plan (“Future Option Agreements” and together with the Existing Option Agreements, the “Agreements”). Amendments to the Plan and to the Agreements eliminate the requirement that shares of Company common stock delivered to pay the exercise price of stock option grants issued under the Plan be held by the optionee for at least six months prior to delivery and allow shares of Company common stock delivered to pay the exercise price of existing and future stock option grants issued under the Plan to be shares of common stock otherwise deliverable upon exercise of the stock option. This exercise method is allowed only if the optionee is willing to accept treatment of the option as a non-qualified stock option for tax purposes. An additional amendment to the Plan eliminates certain restrictions on granting equity-based awards under the Plan to individuals who may beneficially own more than 5% of the total combined voting power of all classes of stock of the Company, other than the current restrictions applicable to Stephen H. Marcus and Diane Marcus Gershowitz (excluding her annual non-employee director stock option grants). An additional amendment to the Future Option Agreements provides for the automatic exercise on the option’s expiration date of any then outstanding vested stock options thereunder through the exercise method described above where the fair market value of the shares to which the option relates exceeds the exercise price thereof.

        In connection with the adoption of the amendments to the Plan, the Board of Directors amended and restated the Plan to incorporate the language of such amendments. The amended and restated Plan and the amended Future Option Agreements are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(10.1)	The Marcus Corporation 2004 Equity Incentive Plan, as amended and restated.

(10.2)	Form of The Marcus Corporation 2004 Equity Incentive Plan Stock Option Award (Employees).

(10.3)	Form of The Marcus Corporation 2004 Equity Incentive Plan Stock Option Award (Non-Employee Directors).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: July 14, 2008	By: /s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer

THE MARCUS CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(10.1)	The Marcus Corporation 2004 Equity Incentive Plan, as amended and restated.

(10.2)	Form of The Marcus Corporation 2004 Equity Incentive Plan Stock Option Award (Employees).

(10.3)	Form of The Marcus Corporation 2004 Equity Incentive Plan Stock Option Award (Non-Employee Directors).